A New Approach to Inflammatory Diseases NASDAQ: GRI | gribio.com August 2025 Corporate Presentation Exhibit 99.1

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of GRI Bio, Inc. (“GRI” or the “Company”). This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “presume”, “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions. These forward-looking statements are based on the Company’s current beliefs and expectations. Forward-looking statements include, but are not limited to, statements regarding: the Company’s expectations with respect to development and commercialization of the Company’s product candidates, the timing of initiation or completion of clinical trials and availability of resulting data, the potential benefits and impact of the Company’s clinical trials and product candidates and any implication that the data or results observed in preclinical trials, earlier studies, trials, interim or topline data will be indicative of results of later studies or clinical trials, or final data, the Company’s beliefs and expectations regarding potential stakeholder value, including any potential upside based on recent industry acquisitions, potential patent term extensions, adjustments, exclusivties and disclaimers, future financial performance, the Company’s beliefs about the timing and outcome of regulatory approvals and potential regulatory approval pathways, the Company’s expected milestones, and the Company’s beliefs and expectations regarding the sufficiency of its existing cash and cash equivalents to fund its operating expenses and capital expenditure requirements. Actual results may differ from the forward-looking statements expressed by the Company in this presentation and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward- looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict, including, without limitation: (1) the inability of the Company to maintain the listing of the Company’s common stock on Nasdaq and to comply with applicable listing requirements; (2) changes in applicable laws or regulations; (3) the inability of the Company to raise financing in the future; (4) the success, cost and timing of the Company’s product development activities; (5) the inability of the Company to obtain and maintain regulatory clearance or approval for its respective products, and any related restrictions and limitations of any cleared or approved product; (6) the inability of the Company to identify, in-license or acquire additional technology or to enter into beneficial strategic partnerships; (7) the inability of the Company to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently developing; (8) the size and growth potential of the markets for the Company’s products and services, and their respective ability to serve those markets, either alone or in partnership with others; (9) the failure to achieve any milestones; (10) inaccuracy in the Company’s estimates regarding expenses, future revenue, capital requirements and needs for and the ability to obtain additional financing; (11) the Company’s ability to protect and enforce its intellectual property portfolio, including any newly issued patents and its ability to obtain any expected patent term extensions, adjustments or disclaimers; and (12) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 14, 2025 and subsequently filed reports. Forward- looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law. This presentation includes information and statistics regarding market participants in the sectors in which GRI competes and other industry data which was obtained from third-party sources, including reports by market research firms and company filings. None of the information provided by third-party sources has been independently verified. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of any third-party’s trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with GRI, or an endorsement or sponsorship by GRI. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GRI will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Highlights

Advancing an Innovative Pipeline of NKT Cell Modulators for the Treatment of Inflammatory, Fibrotic and Autoimmune Diseases

NKT Science

Leveraging Natural Killer T (NKT) regulation to target earlier in the inflammatory cascade to interrupt disease progression

Innovative Small Molecules

Small molecule drugs that act like cell therapy

Provides favorable economics in manufacturing and dosing

High-Value Indications

~140K
People in the US[1]
Idiopathic Pulmonary Fibrosis

~160-200K
People in the US[2]
Systemic Lupus Erythematosus

Encouraging Preclinical Data Observed to Date on Par with OFEV® (nintedanib), a Leading Tyrosine Kinase Inhibitor with 2025 Projected Sales of $5 Billion[3]

1. Maher, T.M., et al., Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res, 2021. 22(1): p. 197
2. Izmirly, P.M., et al., Prevalence of Systemic Lupus Erythematosus in the United States: Estimates From a Meta-Analysis of the Centers for Disease Control and Prevention National Lupus Registries. Arthritis Rheumatol, 2021. 73(6): p. 991.
3. Projected sales per Evaluate Consensus

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Pipeline Targeting High-Value Indications in Need of Innovation

Programs	Class	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Status
GRI-0621	Type 1 invariant NKT (iNKT) Antagonist	Idiopathic Pulmonary Fibrosis (IPF)			*Phase 2a Biomarker Study*		**Reported Positive 2- & 6-Week Interim Data** **Completed Enrollment** **Topline Data Expected Q3 2025**
GRI-0803	Type 2 diverse NKT (dNKT) Agonist	Initial Focus: Systemic Lupus Erythematosus (SLE)					**IND-Enabling and Phase 1 Program to Advance in 2026**
GRI-NKT	Type 2 diverse NKT (dNKT) Agonist	Multiple Indications					**Multiple Pipeline Expansion Opportunities**

Library 500+ Proprietary Compounds to Fuel a Growing Pipeline

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NKT Cells for Immune Regulation

Novel Immune Mechanism to Regulate the Adaptive-Innate Immune Axis & Reset Dysfunctional Immune Responses

Innate Immunity

- Non-specific
- Fast to respond (hours)
- Activated by 'danger' signals
- First line of defense



Innate
Immune System
DC
Macrophages
NK
Eosinophil
Basophil
Neutrophil
iNKT
Crosstalk
dNKT
Adaptive
Immune System
T cells
B cells

Adaptive Immunity

- Specific
- Slow to respond (days)
- Activated by specific pathogen recognition
- Generates immune memory

Regulating NKT Cells is a Selective Approach to Immunomodulation via Resetting the Immune Response

5

Targeting iNKT Cells Upstream of Key Fibrotic Targets

Provides Potential Competitive Advantage

iNKT is a key driver of propagating inflammatory/fibrosis cascade

Downregulating iNKT provides potential for downstream benefits, including immune resolution and homeostasis


iNKT
(GRI-0621)
Targeting Earlier in the Inflammatory Cascade
Downstream Targets
Injury, Inflammation & Repair
vicore pharma
melius pharma
Syndax
istesso
CEDARS-SINAI
温州医科大学
EMT & Fibroblast Activation
Bristol Myers Squibb
AMGEN
Boehringer Ingelheim
United Therapeutics
Genentech
TGFβ & Myofibroblast Activation
arrowhead
LungTherapeutics
PURETECH
avalyn
Insilico Medicine
PLIANT
HEC
ENDEAVOR
National Jewish Health
ECM Deposition
gsk
HuniLife
tvardi
DAEWOONG
Pulmonary Fibrosis

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iNKT Cells: Top of the Inflammatory Cascade



Type 1 & 3
Immune Responses
Key cytokines involved:
TGF-β
GM-CSF
IL-17A
Neutrophil
NETs
CD4+ Th17
Macrophage
TGF-β1
Myofibroblast
Fibroblasts
iNKT cell
Repeated or prolonged injury drives a healing process towards chronic inflammation
iNKT cells activate immune cells at site of tissue injury
Immune cells secrete inflammatory cytokines that activate macrophages
TGF-β1, IL-17A, and IL-13 cause differentiation of fibroblasts and ECM deposition
Type 2
Immune Responses
Key cytokines involved:
IL-4
IL-5
IL-13
CD4+ Th2
ILC2
Eosinophil
IL-13
Chronic inflammation promotes further injury and fibrosis

7

iNKT Cells Drive Disease Progression 8 Biomarker May Support Recruitment Efforts, Treatment Efficacy and Identify Intent-to-Treat Populations in Clinical Studies IPF MASH Lupus

9 GRI-0621 Targets iNKT to Restore Homeostasis Type 1 & 3 Immune Responses Type 2 Immune Responses GRI-0621 inhibits the activity of iNKT cells early in the inflammatory cascade to prevent cytokine release, cellular infiltration and interrupts disease progression at the source Resolution of chronic inflammatory response and immune system returning to homeostasis without systemic immunosuppression Macrophage Fibroblasts TGF-β1 IL-13 Most current therapies work through TFG-β regulation and fail to address type 2 immune responses GRI-0621

GRI-0621

Idiopathic Pulmonary Fibrosis (IPF)

Phase 2a biomarker study enrollment completed with topline data expected Q3 2025

Reported positive data after 2- & 6-week interim analyses

IDMC-reported no tolerability or safety concerns at interim analyses

Leveraging FDA agreed 505(b)(2) regulatory pathway

Orphan indication with ~40K newly diagnosed cases annually[1]

1. Sauleda J, Núñez B, Sala E, Soriano JB. Idiopathic Pulmonary Fibrosis: Epidemiology, Natural History, Phenotypes. Med Sci (Basel). 2018 Nov 29;6(4):110. doi: 10.3390/medsci6040110. PMID: 30501130; PMCID: PMC6313500

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The Need in Idiopathic Pulmonary Fibrosis 11 A Rare Chronic Progressive Pulmonary Disease with Abnormal Scarring of the Lungs Blocking the Movement of Oxygen into the Bloodstream Significant side effects, limited compliance and no impact on survival3 Despite challenges, total 2022 sales were ~$4.3 billion combined4 Current Treatments are Limited with Only 2 Approved Drugs 8/10 die within 5 years of diagnosis220% Age of onset1~66 5/10 die within 2-3 years of diagnosis250% Survival without a lung transplant30% 1. Castriotta, R. J. (2010). Workshop on Idiopathic Pulmonary Fibrosis in Older Adults. Chest, 138(3), 693–703 2. Sharif, R. (2017). Overview of Idiopathic Pulmonary Fibrosis (IPF) and Evidence-Based Guidelines. Am J Manag Care, 23(11), 176–182 3. Maher, T.M., et al., (2021). Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res, 22(1),197 4. Companies’ earnings reports

12 GRI-0621 for the Treatment of Idiopathic Pulmonary Fibrosis Established safety profile as an oral formulation GRI-0621 is an oral formulation of an FDA-approved topical dermatology product, tazarotene Prior late-stage studies of an oral formulation of tazarotene demonstrated favorable safety profile in ~1,700 subjects Small molecule RAR-βɣ dual agonist that inhibits the activity of human iNKT cells Extensive IP protection with issued medical use patents through 2032 and market exclusivity through 2039-2042* iNKT inhibition demonstrated fibrosis resolution in multiple animal models * Presumes future approval of maximum patent term extension and regulatory exclusivities. Patents in the applicable patent family are expected to expire, absent any patent term adjustment, extension, exclusivities or disclaimers, in 2032.

GRI-0621 Outperforms Nintedanib in Treatment Model of IPF 13 ✓ GRI-0621 improves early inflammatory response as well as late fibrotic response ✓ GRI-0621, or combination with nintedanib, outperforms nintedanib alone in a standard preclinical bleomycin treatment model of IPF +10% or Better -10% or Worse Treatment groups are normalized to their respective vehicle controls GRI-0621 vs Nintedanib Combination vs Nintedanib Nintedanib vs GRI-0621 Total Cells Lung Injury Lymphocytes NLRP3 IFN-γ CCL3 IL-13 TGF−β1 Hydroxyproline α−SMA Ashcroft Sirius Red Body Weight Left Lung Post Caval Lobe

KEY INCLUSION CRITERIA 1. Men or women 40-85 yrs 2. Confirmed IPF diagnosis 3. FVC > 50% predicted 4. FEV1/FVC > 0.65 5. DLCOc > 30% predicted 6. Life expectancy of at least 12- months 7. Subjects on approved IPF therapy must remain on their current medication from Screening until the last study visit 14 Ongoing Phase 2 Study in IPF Safety, tolerability and PK Biomarkers change from baseline To determine the PD activity of oral GRI-0621 in blood after 6 & 12 weeks and from BAL after 12 weeks of treatment in a sub-study Effect of GRI-0621 on pulmonary function (FEV1, FVC and FEV1/FVC ratio) at baseline and after 6 and 12 weeks of treatment PRIMARY & SECONDARY ENDPOINTS EXPLORATORY ENDPOINTS Topline Data Expected Q3 2025 Placebo orally once daily (n=12) GRI-0621 4.5mg orally once daily (n=24) 2:1 Day -28 Baseline Week 6 Interim Analysis iNKT inhibition , biomarker change from baseline and pulmonary function Reported 2 & 6-week favorable interim safety & serum biomarker data Week 12 Week 14 Safety Follow-up 12 weeks of treatment +/- background therapy Week 2

GRI-0621 Treatment Shifted The Remodeling Rate Towards Fibrolysis & Increased Biomarkers of Fibrosis Resolution Based on Interim Data

Fibrosis Remodeling Rate

- Fibrosis is the accumulation of excess extracellular matrix comprised mainly of collagen
- Serum biomarkers of collagen turnover can be measured to determine whether fibrosis is worsening or improving
- The Remodeling Rate is the ratio of collagen formation to degradation, and indicates whether fibrosis is worsening (fibrogenesis) or improving (fibrolysis) over time



Type III Collagen
(PRO-C3:C3M)
Type VI Collagen
(PRO-C6:C6M)
Type IV Collagen
(PRO-C4:C4Ma3)
FIBROLYSIS
Increased Collagen Degradation
GRI-0621
Control, Standard of Care
FIBROGENESIS
Increased Collagen Synthesis
Remodeling Rate
Crosslinked Type III Collagen
(CTX-III)
Fibrosis Resolution
GRI-0621
SOC
Biomarker of Crosslinked Type III Collagen Degradation
Fibrosis Resolution

PRO-C3 and C3M, and PRO-C6 and C6M, are biomarkers of type III and VI collagen formation and degradation, respectively. PRO-C4 and C4Ma3 are biomarkers of type IV collagen formation and degradation, respectively, found in the alveolar basement membrane. CTX-III is a biomarker of crosslinked and degraded type III collagen found in fibrotic tissue.

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GRI-0621-IPF-02 Biomarker Analysis 16 Extensive biomarker analysis to build a robust Pharmacodynamic profile of GRI-0621 • Lung function tests in smaller studies less than 24 weeks have limited clinical significance on their own • Serum biomarkers can identify the rates of collagen synthesis and degradation, suggestive of fibrosis resolution or formation • Flow cytometry can highlight changes in the immune system, and identify immune signatures of subjects that may benefit the most from GRI-0621 • Differential gene expression can help characterize MOA and support the results form other analysis Leveraging multiple analysis at the group and individual level to amplify signal in Phase 2a Lung Function Tests FEV1, FVC & FEV1/FVC Flow Cytometry Impact on adaptive & innate immunity in IPF Serum Biomarkers Correlated with severity, progression & mortality Gene Expression Differentially expressed genes GRI-0621 Robust pharmacodynamic profile

Company Partner Stage (Year) Upfront Total Deal Phase 3 (2019) $3.95B $3.96B plus $1.1B investment undisclosed milestones Phase 2 (2019) $390M $1B milestones + royalties Phase 1 (2019) $50.57M $1.25B milestones Preclinical (2018) Preclinical (2020) $100M $20M R&D option agreement Upfront licensing fee for IPF program(s) Preclinical (2020) $17M $360M + royalties Phase 1 (2020) $30M $387 Preclinical (2021) NA $518M upfront, milestones Preclinical (2022) $255M total payment Preclinical (2022) $1.6M $26M milestones + royalties Phase 2 (2023) $76M $336M milestones + royalties Preclinical (2024) €410M milestones + royalties Phase 2 (2024) $10M $275M milestones + royalties Phase 1 (2025) $99M $786M milestones + royalties Recent Acquisitions in IPF Suggest Potential for Significant Upside 17

GRI-0803 Initial Focus on Systemic Lupus Erythematosus (SLE) 18 Novel activator of human dNKT cells Extensive IP protection with issued composition of matter and use patents through 2032 and market LOE through 2037-2042* * Presumes future approval of maximum patent term extension and regulatory exclusivities. Patents in the applicable patent family are expected to expire, absent any patent term adjustment, extension, exclusivities or disclaimers, in 2032.

The Need in Systemic Lupus Erythematosus 1. https://www.cdc.gov/lupus/data-research/index.html 2. https://www.lupus.org/resources/what-is-systemic-lupus-erythematosus-sle 19 The most common form of lupus, SLE, is an autoimmune disease in which the immune system attacks its own tissue and organs DIAGNOSIS Number of all lupus cases2 70% AGE RANGE Commonly affects women of childbearing age1 15 - 44 US PREVALENCE Confirmed as definite SLE1 ~160-200K Current treatments are limited, consisting primarily of immunosuppressive therapies Only 2 drugs approved for SLE in the past 50 years IND-Enabling and Phase 1 Program to Advance in 2026 Validate bioanalytical methods Complete cGMP manufacturing Complete toxicology studies Steps Toward IND Filing

Pipeline Expansion Opportunities 20 dNKT Agonists For Autoimmunity Potential Future Indications and Patient Populations (United States) 3M 1.5M 1.6M <200K <20K Multiple Sclerosis Rheumatoid Arthritis Inflammatory Bowel Disease Insulin Dependent Diabetes Mellitus Amyotrophic Lateral Sclerosis

Proven Leadership Team



Marc Hertz, PhD
Chief Executive Officer

20+ years immunotherapy experience (fibrosis, inflammation, autoimmunity, allergy and oncology)

Drug discovery through Phase 3

C-level & board positions at Pharmexa, Multimeric Biotherapeutics, GemVax & Evozym



Vipin Kumar, PhD
Prof. UCSD | CSO

An internationally recognized leader in NKT cell research, regulation and autoimmunity

Academic appointments at UCSD, UCLA, La Jolla Institute for Allergy & Immunology

Published more than 130 peer-reviewed articles



Albert Agro, PhD
Chief Medical Officer

20+ plus years in drug development; CEO Sublimity Therapeutics

Played an instrumental role as C-level executive in $624 million sale of Cynapsus to Sunovion in 2016

Filed and FDA approval of 7 NDAs, 40 INDs, 30 CTAs



Leanne Kelly
Chief Financial Officer

20+ years financial executive leading private & public life science, technology and e-commerce companies

Strong background in healthcare finance and accounting

Audit and advisory experience

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Summary 22 Elevating Clinical Stage Biotechnology Company Advancing Innovative Pipeline Across Multiple Orphan and High-Value Inflammatory, Fibrotic and Autoimmune Diseases NKT Science Leading NKT regulation technology targeting earlier in the inflammatory cascade to interrupt disease progression High-Value Indications Clinical pipeline in potential high- value indications with multiple pipeline expansion opportunities Proven Team Team with proven NKT, immunology and drug development experience We Believe NKT Science is Compelling to Fundamental Institutional Investors and Big Pharma Partners

A New Approach to Inflammatory Diseases NASDAQ: GRI | gribio.com Thank You! Investor Relations JTC Team 908-824-0775 gri@jtcir.com